SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported) July 5, 2001
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                              E*TRADE Group, Inc.
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               (Exact name of Registrant as Specified in Charter)

           Delaware                                               94-2844166
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 (State or Other Jurisdiction        (Commission File           (IRS Employer
       of Incorporation)                 Number)             Identification No.)

4500 Bohannon Drive, Menlo Park, California                             94025
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(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code  (650) 331-6000
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         (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.

On July 5, 2001, E*TRADE Group, Inc. (the "Company") announced that its Board of Directors adopted a Stockholder Rights Plan (the "Plan"). Under the Plan each common stockholder of record at the close of business on Ju1y 17, 2001, will receive a dividend of one right for each share of Common Stock held. Each right entitles the holder to purchase from the Company one one-thousandth of a share of a new series of participating Preferred Stock at an initial purchase price of $50. A press release was issued to that effect.

The complete text of the press release issued by the Company and the Rights Agreement dated as of July 9, 2001, are attached as exhibits to this document.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (c) Exhibits

         99.1  Press Release, dated July 5, 2001
         99.2 Rights Agreement dated as of July 9, 2001 between E*TRADE Group, Inc. and American Stock Transfer and Trust Company, as Rights Agent


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            E*TRADE Group, Inc.



                                            By:   /s/ Leonard C. Purkis
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                                                  Name:  Leonard C. Purkis
                                                  Title: Chief Financial Officer

July 9, 2001



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